UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006

ACNB CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square Gettysburg, PA		17325
(Address of principal executive offices)		(Zip Code)

(717) 334-3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

The 2005 Annual Review of ACNB Corporation attached hereto as Exhibit 99.1 was mailed to shareholders of ACNB Corporation on March 31, 2006.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Annual Review for the Fiscal Year Ended December 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACNB CORPORATION

Date: April 6, 2006	BY:	/s/ Thomas A. Ritter

	Name:	Thomas A. Ritter
	Title:	President and
Chief Executive Officer